CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT ("AGREEMENT"), made effective as of October 15, 1996, by and between VideoLabs Inc., a Delaware corporation (the "COMPANY"), and The Hansen Company, a Minnesota corporation ("CONSULTANT").

                                    RECITALS:

         A. The Company and Consultant desire to enter into this Agreement to confirm the terms and conditions of Consultant's retention as an independent consultant.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants contained in this Agreement, the parties hereby covenant and agree as follows:


         1. ENGAGEMENT OF CONSULTANT TO PERFORM CONSULTING SERVICES. The Company hereby engages Consultant to provide general and overall managerial and financial advice and consulting services to the Company as may be requested by the Company from time to time, and Consultant accepts such engagement and hereby agrees to perform such services for the Company, as an independent contractor, and not as an employee, during the Term of this Agreement. The services to be performed by Consultant hereunder shall include the services and duties generally provided by each of a president and a treasurer of a corporation, and such additional services as may be reasonably requested from time to time by the Company (collectively, the "SERVICES"). All of the Services provided by the Consultant shall be provided through, and only through, Mr. James W. Hansen (the "PRINCIPAL"), a principal of the Consultant, unless otherwise agreed by the Board of Directors of the Company. The Consultant shall at all times be and remain subject to the control and direction of the Board of Directors, and in performing Services the Consultant shall at all times carry out the directions and instructions of the Board of Directors.

         2. AUTHORITY AND TITLE; PERFORMANCE STANDARDS. During the Term, the Principal, on behalf of the Consultant, shall be designated as the acting president and treasurer of the Company, and shall have the powers and authorities, and shall be subject to the duties and obligations, inherent in such offices. The Principal shall report directly to the Board of Directors and such other persons, if any, as may be directed by the Board of Directors. Consultant shall perform the Services as and when requested by the Company, on a substantially full-time (at least 30 hours per week) basis during the Term. Consultant may determine the particular hours and days for the performance of the Services, provided that the Services are performed on a timely basis, and provided that Principal is generally available during normal business hours of the Company. Except as otherwise provided herein, Consultant shall not be prohibited from providing services to others during the Term, provided the Principal is made available to the Company on a substantially full-time basis to provide Services hereunder. In the performance of the Services, Consultant shall act in good faith and shall use all reasonable efforts to comply with all reasonable requests of the Company during the term of this Agreement. Consultant shall perform the Services diligently and to the best of Consultant's, and Principal's, ability. Consultant, and Principal, shall be subject to any and all fiduciary duties owed to the Company which are inherent with the offices of president and treasurer. Any action or decision of the Company under this Agreement, shall be determined by the Board of Directors. Consultant represents and warrants to the Company that there are no restraints upon Consultant or Principal which will or could prohibit Consultant from fulfilling its obligations hereunder.

         3. TERM. Subject to the terms and provisions of this Agreement, the term of this Agreement and Consultant's engagement hereunder, shall be for an initial period of three months commencing on the effective date hereof, unless terminated earlier in accordance with the terms and provisions of Section 7 hereof (the "TERM"). The Term shall automatically be extended for additional periods of three months after the initial term unless, at least thirty (30) days prior to the end of the initial or any extension Term, either party gives written notice to the other of their intention not to renew the Term.

         4. CONSULTING FEE; WARRANTS. In consideration for the Services rendered hereunder, Consultant shall receive a fee of Eight Thousand and No/100 Dollars ($8,000.00) per month (the "FEE") during the Term, pro rated daily for any partial months. The Fee shall be payable monthly, in arrears, following Consultant's submittal of an invoice to the Company. The Company's Board of Directors may, in their absolute and sole discretion, have the Company pay the Consultant up to an additional Fifty Thousand Dollars ($50,000.00) for the Services rendered, based upon the performance of the Company. Nothing contained in the Agreement, however, shall require the Company to pay any amounts for the Services in addition to the Fee. Unless this Agreement is terminated by the Company for cause pursuant to Section 7 and provided that Consultant performs the Services in a manner consistent with the provisions of Sections 2 and 3 above, Company shall pay the Consultant the Fee whether or not Services are requested by the Company. The Consultant acknowledges and agrees that only the Consultant, and not the Principal, shall be entitled to the Fee or any portion thereof. The Consultant shall be solely responsible for any compensation or renumeration to the Principal.

         5. RELATIONSHIP OF PARTIES. Consultant (whether or not acting through the Principal) is and shall be deemed to be an independent consultant, and the Company and Consultant acknowledge and agree that the relationship created by this Agreement is not that of joint venturers or of employer and employee. Consultant and Principal shall not be entitled to participate in any life, disability, accident and health insurance, hospitalization, pension, retirement, or any other employee benefits of the Company. Consultant shall be responsible for any and all taxes associated with the payment of the Fee, and shall report and pay such taxes consistent with the provisions of this Agreement. The Company shall not be entitled to direct the method of performance of the Services. Consultant, through the Principal as acting president and treasurer, shall have the authority to bind the Company to any contract, agreement or arrangement without specific approval or authorization by the Board of Directors, but only with respect to transactions in the ordinary course of the business of the Company. All contracts, agreements, arrangements or other transactions which are not in the ordinary course of the business of the Company shall require the specific or general authorization of the Board of Directors. The provisions of this Section shall survive the expiration or termination of this Agreement.

         6. REIMBURSEMENT FOR EXPENSES. Consultant shall be reimbursed by the Company for all reasonable travel and other expenses actually and properly incurred in the performance of the Services hereunder; provided, however, that all such travel and other out-of-pocket expenses must be approved in advance by the Company. For all such expenses, Consultant shall furnish to the Company statements, receipts and vouchers as and when required by and to the reasonable satisfaction of the Company.

         7. TERMINATION. Notwithstanding any provisions of this Agreement to the contrary, this Agreement and Consultant's retention hereunder may be terminated prior to the expiration of the Term in the event of the occurrence of any of the following:

                  (a) The Company may terminate this Agreement and Consultant's retention hereunder without cause upon five (5) days notice; provided, however, that in the event of a termination without cause, the entire unpaid portion of the Fee for the remaining portion of the Term shall be paid by the Company through the remainder of such Term, notwithstanding such termination.

                  (b) The Company may terminate this Agreement and Consultant's retention hereunder for cause. As used in this Section 8(b), the term "CAUSE" shall mean: (i) gross negligence of Consultant or Principal in the performance of the Services; (ii) willful neglect of Consultant's or Principal's duties or willful refusal to comply with the reasonable requests for Services by the Company; (iii) dishonesty, theft, fraud or other criminal act on the part of Consultant or Principal; or (iv) Consultant's or Principal's material breach of the covenants contained herein and the failure by Consultant to promptly cure such breach or failure within ten (10) days after a written demand for performance is delivered to Consultant by the Company, specifying such cause. In the event of a termination by the Company for cause, the Company shall have no obligation to pay any portion of the Fee payable for periods after the date of such termination.

         8. CONFIDENTIAL INFORMATION. Consultant acknowledges that the confidential and proprietary information and data (which shall mean information or data not known or generally available to the public) obtained by Consultant or Principal during the course of performing Services under this Agreement concerning the Company's business, affairs, products, inventions, processes, techniques, equipment, machinery, apparatus, business operations, technical information, drawings, specifications, materials, know how, and the like, and any knowledge or information developed by Consultant or Principal as a result of performing Services hereunder (collectively referred to as the "CONFIDENTIAL INFORMATION"), are all the sole property of the Company. Consultant agrees to hold, and to cause Principal to hold, all Confidential Information in confidence and not to disclose the same, without the prior written consent of the Company, to anyone for any reason at any time (unless so required by law or legal process, and then only after written notice to the Company and a reasonable opportunity for the Company to challenge, at its cost, such disclosure). Consultant shall not, directly or indirectly, use or permit the use of any Confidential Information for any purpose, other than performing the Services hereunder, without the written consent of Company. Consultant shall use its best efforts to prevent publication, disclosure or other use or transmission of any Confidential Information. Upon the termination or expiration of this Agreement, or earlier if requested by the Company, Consultant agrees to return to the Company all Confidential Information in the possession of Consultant, regardless of the form of such Confidential Information. The provisions of this Section shall survive the expiration or termination of this Agreement.

         9. INTELLECTUAL PROPERTY RIGHTS.

                  (a) Without limiting the Company's rights arising by law or custom, Consultant acknowledges that the Company shall exclusively own, and Consultant hereby assigns, transfers, and conveys to the Company, all discoveries, work product, trademarks, service marks, trade names, brand names, software, copyrights, inventions, improvements, patents and other intellectual property rights produced, created, developed or conceived by Consultant or Principal prior to or during the Term of this Agreement, whether registered or unregistered, which relate to the Company's business (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Consultant shall disclose all such Intellectual Property Rights to the Company, and Consultant agrees to execute and deliver all documents required by the Company to document or perfect the Company's exclusive ownership of the Intellectual Property Rights.

                  (b) Consultant further agrees that all copyrightable works developed by the Consultant or the Principal, either alone or with others, prior to or during the Term of this Agreement, which relate in any way to the Company's business, shall be considered to be works made for hire and the ownership of and the copyrights to such works shall be the exclusive property of the Company. Consultant shall disclose all such works to the Company, and Consultant agrees to execute and deliver all documents required by the Company to document or perfect the Company's exclusive ownership of such works.

                  (c) Upon the termination or expiration of this Agreement, or earlier if requested by the Company, Consultant agrees to return to the Company all tangible (including electronic storage) elements of the Intellectual Property Rights and works in the possession of Consultant, regardless of the form of such Intellectual Property Rights and works.

                  (d) The provisions of this Section shall survive the expiration or termination of this Agreement.

         10. NONCOMPETITION COVENANT. Consultant hereby agrees that, during the Term and for a period of one year thereafter, Consultant shall not, directly or indirectly, own, manage, operate, control, be employed by, act as an advisor or consultant to, or participate in, the ownership, management, operation, or control of any business involving the design, development, manufacture, distribution or sale (whether at wholesale or retail) of image capture devices or otherwise in competition with the businesses of the Corporation, as now or hereafter conducted, in any geographic market served by the Corporation during the restriction period; provided, however, that nothing contained in this Section shall prohibit the Consultant from owning stock in a publicly traded company which is in competition with the Company provided Consultant's aggregate holdings therein do not exceed one percent (1%) of the capital of such company. The provisions of this Section shall survive the expiration or termination of this Agreement.

         11. CONSIDERATION; REMEDIES. Consultant acknowledges and agrees that the covenants set forth in Sections 8, 9 and 10 above are conditions to the offer of retention by the Company on the terms and for the compensation provided hereunder and that a portion of the consideration paid to Consultant hereunder is being paid by the Company in consideration for such covenants. Consultant further acknowledges and agrees that any breach or threatened breach of any of the covenants set forth in Sections 8, 9 or 10 above would result in immediate and irreparable injury to the Company for which money damages would be an inadequate remedy. Accordingly, Consultant agrees that the Company will have the right to obtain equitable relief including an injunction to enforce the terms of Sections 8, 9 or 10 of this Agreement in addition to any other legal or equitable remedies that may be available to the Company. In the event of any violation by Consultant of the terms of Sections 8, 9 or 10 of this Agreement, Consultant agrees to pay the reasonable costs and legal fees to the Company in pursuing any of its rights with respect to this Agreement, in addition to the damages sustained by the Company. The provisions of this Section shall survive the expiration or termination of this Agreement.

         12. NOTICES. Except as otherwise specifically provided, any notice in writing required or permitted to be given in respect of this Agreement shall be sufficiently given if delivered to the party by hand, by Federal Express or similar overnight carrier service or mailed by registered or certified mail, postage pre-paid, return receipt requested to the following addresses:

         Company:                   VideoLabs, Inc.
                                    10925 Bren Road East
                                    Minneapolis, Minnesota 55343
                                    Attn:    Chairman of the Board
                                    Phone: (612) 988-0055
                                    Telecopy: (612) 988-0066



         Consultant:                 The Hansen Company
                                     26 Highway 96 East
                                     Dellwood, Minnesota 55110
                                     Attn:  President
                                     Phone: (612) 426-1822
                                     Telecopy: (612) 426-1822

         Any notices shall be deemed to have been received by the party to whom it is addressed if mailed as aforesaid on the third business day following the date of mailing, or if sent by facsimile transmission as aforesaid on the first business day following the date of transmission. Consultant shall be required to inform the Company of any change of address as soon as it occurs.

         13. NO WAIVER. The failure or delay on the part of any party in exercising any right, power or remedies under this Agreement or available to such party at law or in equity, shall not operate or be construed as a waiver of such right, power or remedy. Any waiver of a right, power or remedy under this Agreement must be in writing and signed by the party granting the waiver. The giving of a waiver in one instance or for one purpose shall not create any implied obligation to give a waiver in another instance or for another purpose.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to choice of law principle thereof.

         15. ENTIRE AGREEMENT. The parties hereto agree that this Agreement constitutes the entire understanding of the parties and supersedes and replaces all oral or written representations and that this Agreement shall not be amended, modified or supplemented in any respect except by a subsequent written Agreement signed by both parties hereto.

         16. SUCCESSORS AND ASSIGNS. The Agreement shall inure to the benefit of and be binding upon the parties hereto and upon the heirs, executors, administrators and personal representatives of Consultant and the successors and assigns of the Company.

         17. SEVERABILITY. Subject to the provisions of applicable law, in the event that any term or provision of this Agreement, or any part or aspect thereof, shall be deemed by a court of competent jurisdiction to be overly broad in scope or duration or both, the court considering the same shall have the power and authority, and the parties hereby direct such court to exercise such power and authority, to modify such term or provision to limit such scope and duration so that such term or provision is no longer overly broad and to enforce the same as so limited. Subject to the foregoing sentence, in the event that any provisions of this Agreement shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provisions and shall not affect or render invalid or unenforceable any other provision of this Agreement, it being the intent of the parties that the terms and provisions of this Agreement shall be deemed to be severable into separate and independent covenants.

         18. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which when executed shall be deemed to be an original and one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.


VIDEOLABS, INC.                         THE HANSEN COMPANY




By    /s/                               By    /s/
      -----------------------                 -----------------------
      Richard F. Craven                       James W. Hansen
      Its Director                            Its President




                         PRINCIPAL JOINING RESTRICTIONS

     The Principal hereby acknowledges that the Principal will receive personal benefit from the Consultant entering into this Agreement. As an inducement to the Company to enter into this Agreement, the Principal hereby agrees to be personally bound to all of the covenants, restrictions and obligations of the Company contained in Sections 8, 9, 10 and 11 of the Agreement.



                                    /s/
                                    -----------------------
                                    James W. Hansen